Exhibit 99.1

SCHWAB REPORTS RECORD QUARTERLY REVENUE AND EARNINGS
Record June Core Net New Assets Grew 47% Year-Over-Year to $62.7 Billion
2Q Net Revenues Reached a Record $7.1 Billion, Up 21% Year-Over-Year
Record GAAP Earnings Per Share of $1.54; $1.62 Adjusted (1) – up 42% versus 2Q25

WESTLAKE, Texas, July 21, 2026 – The Charles Schwab Corporation reported net income for the second quarter totaling $2.8 billion, or earnings per share of $1.54. Excluding $170 million of pre-tax transaction-related costs, adjusted (1) net income and earnings per share equaled $2.9 billion and $1.62, respectively.

Client Driven Growth	$120B 2Q26 Core Net New Assets
“Schwab’s leading value proposition continued to resonate in 2Q26, as investors opened 1.4 million new brokerage accounts and brought $120 billion in core net new assets to the firm. June core asset gathering totaled a record $62.7 billion – an annualized organic growth rate of 5.8%.”
President & CEO Rick Wurster

Deepen Client Relationships	53% 2Q26 Managed Investing Net Flows Growth
“Investors continued to engage with Schwab’s expanding set of solutions during 2Q as daily average trades reached a record 11.9 million, net flows into Schwab Wealth AdvisoryTM increased 80% year-over-year, and Pledged Asset LineTM balances equaled $33.4 billion – up 59% from 2Q25.”
President & CEO Rick Wurster

Diversified Revenue Growth	21% 2Q26 Revenue Growth vs. 2Q25
“Our ability to do more for clients throughout their financial lives enables Schwab to deliver robust results across a range of environments. During the second quarter, strong client engagement helped drive year-over-year revenue growth of 21% to a record $7.1 billion.”
CFO Mike Verdeschi

Strong Earnings Momentum	43% 2Q26 GAAP EPS Growth vs. 2Q25
“During 2Q26, the strength of Schwab’s diversified business model, our industry-leading scale, and opportunistic capital return in multiple forms combined to deliver year-over-year GAAP earnings growth of 43% to a record $1.54 per share, or $1.62 on an adjusted (1) basis.”
CFO Mike Verdeschi

2Q26 Client and Business Highlights

•Total client assets increased 22% year-over-year to $13.08 trillion
•Core net new assets totaled $119.8 billion, up 49% versus 2Q25
•New brokerage account openings equaled 1.4 million, helping bring total client accounts to 48.0 million
•Managed Investing Solutions net flows grew 53% versus 2Q25
•Bank loan balances equaled $67.0 billion at June month-end, up 33% year-over-year
•Margin loan balances increased 30% quarter-over-quarter to $165.1 billion at quarter-end
•Long/short strategy interest remained strong amongst RIA clients (2), with margin loan debits and short cash credits equaling $42.1 billion and $43.7 billion, respectively, as of June 30, 2026
•Daily average trading volume reached a record 11.9 million – up 57% versus 2Q25
•Launched Schwab CryptoTM, providing direct access to Bitcoin and Ethereum trading for retail clients
•Introduced Portfolio Insights, a generative AI-powered capability that helps investors understand portfolio performance (3)
•Schwab recognized as the Best Investing Platform by U.S. News for the 4th consecutive year (4)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
Financial Highlights	2026	2025	Change	2026	2025	Change

Net revenues (in millions)	$7,072	$5,851	21%	$13,554	$11,450	18%
Net income (in millions)
GAAP	$2,800	$2,126	32%	$5,279	$4,035	31%
Adjusted	$2,930	$2,222	32%	$5,518	$4,230	30%
Diluted earnings per common share
GAAP	$1.54	$1.08	43%	$2.91	$2.07	41%
Adjusted	$1.62	$1.14	42%	$3.05	$2.17	41%
Pre-tax profit margin
GAAP	51.9%	47.9%		50.6%	45.9%
Adjusted	54.3%	50.1%		52.9%	48.2%
Return on average common
stockholders’ equity (annualized)	25%	19%		23%	18%
Return on tangible
common equity (annualized)	44%	35%		41%	34%
Note: Items labeled “adjusted” are non-GAAP financial measures; further details are included on pages 10-12 of this release. All per-share results are rounded to the nearest cent, based on weighted-average diluted common shares outstanding.

2Q26 Financial Commentary

•Quarterly net revenues grew year-over-year by 21% to a record $7.1 billion
•Net interest margin for the quarter expanded 12 basis points quarter-over-quarter to 3.00%
•Client transactional sweep cash balances ended June at $485.7 billion, an increase of $24.2 billion versus the prior quarter-end, reflecting typical 2Q tax seasonality, organic growth, and client asset allocation decisions
•Average interest-earning assets for the quarter equaled $445.0 billion, up 5% versus 2Q25
•Asset management and administration fees grew by 16% year-over-year to $1.8 billion, powered by the firm’s organic growth and investors’ increased utilization of our wealth and asset management solutions
•Record client trading activity drove trading revenue of $1.2 billion, up 28% year-over-year
•GAAP expenses for the quarter increased 12% year-over-year; excluding acquisition and integration-related costs and the amortization of acquired intangibles of $170 million, adjusted total expenses (1) were up 11% relative to 2Q25
•Capital ratios across the firm remained strong – including preliminary consolidated Tier 1 Leverage and adjusted Tier 1 Leverage (1) equaling 8.7% and 6.8%, respectively
•Redeemed $2.1 billion Series I Preferred Stock and issued $1.5 billion Series L Preferred Stock
•Repurchased 11.2 million shares of our common stock for $1.0 billion during the quarter

(1) Further details on non-GAAP financial measures and a reconciliation of such measures to GAAP reported results are included on pages 10-12 of this release.
(2) Client margin loans and short credits related to certain long/short strategies utilized by RIAs are excluded from interest-earning assets and company funding sources.
(3) Portfolio Insights (Insights) is a generative artificial intelligence feature designed to provide: (1) a narrative snapshot of a client’s Portfolio’s Day Change performance as of now versus the prior trading day’s close; (2) a recap of recent news about the top S&P 500® equity movers (up to five securities) most affecting the value of a client’s portfolio; and (3) snippets of the day’s Schwab Center for Financial Research and other Schwab expert content related to a client’s portfolio. The summaries can be refreshed throughout the day. Insights into specific securities are not necessarily representative of a client’s portfolio. The securities referenced to prepare each Insight vary and certain asset types are excluded. Insights should not be construed as investment advice or recommendations and are for informational and educational purposes only. Generative AI output may be inaccurate, containing hallucinated, stale, or incomplete information. Clients should consult their Account Statement(s) for complete account information. For more information about Schwab Portfolio Insights, please visit https://www.schwab.com/legal/portfolio-insights-disclosure.
(4) U.S. News & World Report’s Best Investing Platforms awards were given on 04/16/2026. The criteria, evaluation, and ranking were determined by U.S. News & World Report. See https://money.usnews.com/investing/best-brokers/methodology for more information. Schwab paid a licensing fee to U.S. News & World Report for use of the award and logos.

Summer Business Update
The company will host its Summer Business Update for institutional investors this morning from 7:30 a.m. - 8:30 a.m. CT, 8:30 a.m. - 9:30 a.m. ET.

Registration for this Update webcast is accessible at https://www.aboutschwab.com/schwabevents.

Forward-Looking Statements
This press release contains forward-looking statements relating to the company’s diversified business model, scale, solutions, client engagement, and capital return. These forward-looking statements reflect management’s expectations as of the date hereof. Achievement of these expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from the expressed expectations. Important factors that may cause such differences are described in the company’s most recent reports on Form 10-K and Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on the company’s website (https://www.aboutschwab.com/financial-reports) and on the Securities and Exchange Commission’s website (https://www.sec.gov). The company makes no commitment to update any forward-looking statements.

About Charles Schwab
The Charles Schwab Corporation (NYSE: SCHW) is a leading provider of financial services, with 39.8 million active brokerage accounts, 5.9 million workplace plan participant accounts, 2.4 million banking accounts, and $13.08 trillion in client assets. Through its operating subsidiaries, the company provides a full range of wealth management, securities brokerage, banking, asset management, custody, and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, https://www.sipc.org), and its affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent, fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through Schwab Advisor ServicesTM. Its primary banking subsidiary, Charles Schwab Bank, SSB (member FDIC and an Equal Housing Lender), provides banking and lending services and products. More information is available at https://www.aboutschwab.com.

Contact Information

MEDIA
Mayura Hooper, 415-667-1525
public.relations@schwab.com

INVESTORS/ANALYSTS
Jeff Edwards, 817-854-6177
investor.relations@schwab.com

THE CHARLES SCHWAB CORPORATION
Consolidated Statements of Income
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net Revenues
Interest revenue	$4,432	$3,787	$8,394	$7,544
Interest expense	(1,075)	(965)	(1,893)	(2,016)
Net interest revenue	3,357	2,822	6,501	5,528
Asset management and administration fees	1,825	1,570	3,584	3,100
Trading revenue	1,215	952	2,304	1,860
Bank deposit account fees	333	247	628	492
Other	342	260	537	470
Total net revenues	7,072	5,851	13,554	11,450
Expenses Excluding Interest
Compensation and benefits	1,790	1,536	3,602	3,208
Professional services	307	291	610	560
Occupancy and equipment	301	270	586	544
Advertising and market development	111	108	212	204
Communications	198	176	361	329
Depreciation and amortization	198	215	399	432
Amortization of acquired intangible assets	142	128	274	258
Regulatory fees and assessments	63	77	138	166
Other	293	247	515	491
Total expenses excluding interest	3,403	3,048	6,697	6,192
Income before taxes on income	3,669	2,803	6,857	5,258
Taxes on income	869	677	1,578	1,223
Net Income	2,800	2,126	5,279	4,035
Preferred stock dividends and other	119	149	201	262
Net Income Available to Common Stockholders	$2,681	$1,977	$5,078	$3,773
Weighted-Average Common Shares Outstanding:
Basic	1,735	1,817	1,740	1,819
Diluted	1,739	1,822	1,745	1,825
Earnings Per Common Shares Outstanding:
Basic	$1.55	$1.09	$2.92	$2.07
Diluted	$1.54	$1.08	$2.91	$2.07

THE CHARLES SCHWAB CORPORATION
Financial and Operating Highlights
(Unaudited)
	Q2-26 % change		2026		2025
	vs.	vs.	Second	First	Fourth	Third	Second
(In millions, except per share amounts and as noted)	Q2-25	Q1-26	Quarter	Quarter	Quarter	Quarter	Quarter
Net Revenues
Net interest revenue	19%	7%	$3,357	$3,144	$3,172	$3,050	$2,822
Asset management and administration fees	16%	4%	1,825	1,759	1,733	1,673	1,570
Trading revenue	28%	12%	1,215	1,089	1,066	995	952
Bank deposit account fees	35%	13%	333	295	238	247	247
Other	32%	75%	342	195	127	170	260
Total net revenues	21%	9%	7,072	6,482	6,336	6,135	5,851
Expenses Excluding Interest
Compensation and benefits	17%	(1)%	1,790	1,812	1,630	1,653	1,536
Professional services	5%	1%	307	303	344	293	291
Occupancy and equipment	11%	6%	301	285	293	280	270
Advertising and market development	3%	10%	111	101	115	101	108
Communications	13%	21%	198	163	142	149	176
Depreciation and amortization	(8)%	(1)%	198	201	206	212	215
Amortization of acquired intangible assets	11%	8%	142	132	127	127	128
Regulatory fees and assessments	(18)%	(16)%	63	75	62	59	77
Other	19%	32%	293	222	237	240	247
Total expenses excluding interest	12%	3%	3,403	3,294	3,156	3,114	3,048
Income before taxes on income	31%	15%	3,669	3,188	3,180	3,021	2,803
Taxes on income	28%	23%	869	709	721	663	677
Net Income	32%	13%	2,800	2,479	2,459	2,358	2,126
Preferred stock dividends and other	(20)%	45%	119	82	92	81	149
Net Income Available to Common Stockholders	36%	12%	$2,681	$2,397	$2,367	$2,277	$1,977
Earnings per common share:
Basic	42%	13%	$1.55	$1.37	$1.34	$1.26	$1.09
Diluted	43%	12%	$1.54	$1.37	$1.33	$1.26	$1.08
Dividends declared per common share	19%	—	$.32	$.32	$.27	$.27	$.27
Weighted-average common shares outstanding:
Basic	(5)%	(1)%	1,735	1,746	1,772	1,806	1,817
Diluted	(5)%	(1)%	1,739	1,752	1,777	1,811	1,822
Performance Measures
Pre-tax profit margin			51.9%	49.2%	50.2%	49.2%	47.9%
Return on average common stockholders’ equity (annualized) (1)			25%	23%	22%	21%	19%
Financial Condition (at quarter end, in billions)
Cash and cash equivalents	26%	(10)%	$40.6	$45.0	$46.0	$30.6	$32.2
Cash and investments segregated	(28)%	(17)%	33.0	39.8	42.9	47.8	45.6
Receivables from brokers, dealers, and clearing organizations	N/M	86%	22.0	11.8	7.2	4.7	4.3
Receivables from brokerage clients — net	48%	16%	122.8	106.2	104.7	93.8	82.8
Available for sale securities	(8)%	2%	62.5	61.1	62.4	62.3	67.6
Held to maturity securities	(7)%	(1)%	130.6	131.7	134.0	136.7	139.7
Bank loans — net	33%	10%	67.0	60.9	58.0	53.6	50.4
Total assets	13%	5%	517.3	493.3	491.0	465.3	458.9
Bank deposits	7%	(1)%	249.7	253.0	255.7	239.1	233.1
Payables to brokers, dealers, and clearing organizations	135%	56%	43.8	28.1	25.7	22.4	18.6
Payables to brokerage clients	13%	5%	124.0	118.0	116.3	115.4	109.4
Accrued expenses and other liabilities	16%	4%	12.5	12.0	12.8	11.4	10.8
Other short-term borrowings	64%	11%	13.9	12.5	6.9	6.5	8.5
Federal Home Loan Bank borrowings	(94)%	N/M	0.5	—	1.9	0.9	9.0
Long-term debt	12%	11%	22.7	20.5	22.2	20.2	20.2
Total liabilities	14%	5%	467.1	444.1	441.6	415.9	409.5
Stockholders’ equity	1%	2%	50.1	49.2	49.4	49.4	49.5
Total liabilities and stockholders’ equity	13%	5%	517.3	493.3	491.0	465.3	458.9
Other
Full-time equivalent employees (at quarter end, in thousands)	3%	1%	33.7	33.5	33.0	32.7	32.6
Capital expenditures — purchases of equipment, office facilities, and property, net (in millions) (2)	N/M	N/M	$792	$173	$158	$152	$136
Expenses excluding interest as a percentage of average client assets (annualized)			0.11%	0.11%	0.11%	0.11%	0.12%
Clients’ Daily Average Trades (DATs) (in thousands)	57%	20%	11,920	9,899	8,274	7,421	7,571
Number of Trading Days	—	2%	62.0	61.0	63.0	63.5	62.0
Revenue Per Trade (3)	(19)%	(9)%	$1.64	$1.80	$2.05	$2.11	$2.03

(1) Return on average common stockholders’ equity is calculated using net income available to common stockholders divided by average common stockholders’ equity.
(2) Second quarter of 2026 includes incremental capital expenditures of $633 million related to a multi-year software license agreement with a corresponding liability recognized in long-term debt.
(3) Revenue per trade is calculated as trading revenue divided by the product of DATs and the number of trading days.
N/M Not meaningful. Percentage changes greater than 200% are presented as not meaningful.

THE CHARLES SCHWAB CORPORATION
Net Interest Revenue Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,
	2026			2025			2026			2025
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets
Cash and cash equivalents	$30,707	$278	3.58%	$28,000	$305	4.30%	$31,587	$566	3.57%	$29,236	$633	4.30%
Cash and investments segregated	41,326	374	3.58%	47,574	506	4.20%	42,629	771	3.60%	43,117	918	4.23%
Receivables from brokerage clients (1)	112,136	1,609	5.68%	78,732	1,321	6.64%	108,349	3,108	5.71%	80,805	2,700	6.64%
Available for sale securities (2)	65,864	358	2.17%	77,750	405	2.08%	65,561	684	2.09%	81,151	838	2.06%
Held to maturity securities (2)	131,126	570	1.73%	141,098	602	1.70%	131,656	1,137	1.73%	142,740	1,224	1.71%
Bank loans	63,823	693	4.35%	48,691	518	4.27%	61,567	1,320	4.31%	47,374	1,011	4.29%
Total interest-earning assets	444,982	3,882	3.47%	421,845	3,657	3.45%	441,349	7,586	3.43%	424,423	7,324	3.44%
Securities lending revenue		178			96			269			156
Other interest revenue (1)		372			34			539			64
Total interest-earning assets	$444,982	$4,432	3.96%	$421,845	$3,787	3.57%	$441,349	$8,394	3.79%	$424,423	$7,544	3.54%
Funding sources
Bank deposits	$246,346	$114	0.19%	$237,645	$326	0.55%	$244,522	$232	0.19%	$241,660	$762	0.64%
Payables to brokers, dealers, and clearing organizations	31,693	276	3.45%	16,657	167	3.97%	28,617	493	3.43%	15,424	304	3.93%
Payables to brokerage clients (1)	108,840	59	0.22%	92,425	60	0.26%	106,978	115	0.22%	91,305	109	0.24%
Other short-term borrowings	11,082	111	3.98%	7,644	87	4.55%	10,098	203	4.02%	7,172	169	4.74%
Federal Home Loan Bank borrowings	126	1	3.79%	9,753	110	4.48%	699	13	3.85%	10,236	243	4.72%
Long-term debt	21,324	228	4.23%	20,624	206	3.94%	21,512	429	3.97%	21,448	418	3.87%
Total interest-bearing liabilities	419,411	789	0.75%	384,748	956	0.99%	412,426	1,485	0.72%	387,245	2,005	1.04%
Non-interest-bearing funding sources	25,571			37,097			28,923			37,178
Other interest expense (1)		286			9			408			11
Total funding sources	$444,982	$1,075	0.96%	$421,845	$965	0.91%	$441,349	$1,893	0.85%	$424,423	$2,016	0.95%
Net interest revenue		$3,357	3.00%		$2,822	2.66%		$6,501	2.94%		$5,528	2.59%
(1) Beginning in the fourth quarter of 2025, average balances of client margin loans and short credits related to certain client long/short strategies from which the Company earns a fixed net yield are excluded from interest-earning assets and funding sources. Prior period amounts and average yields have been reclassified and recalculated to reflect this change. Average margin loans related to these client strategies totaled $33.1 billion and $23.7 billion for the three and six months ended June 30, 2026, respectively, compared to $884 million and $562 million for the same periods in 2025. Average short credits related to these client strategies totaled $34.3 billion and $24.5 billion for the three and six months ended June 30, 2026, respectively, compared to $898 million and $569 million for the same periods in 2025. Interest revenue and expense related to these client strategies are presented in other interest revenue and other interest expense, respectively.
(2) Amounts have been calculated based on amortized cost.

THE CHARLES SCHWAB CORPORATION
Asset Management and Administration Fees Information
(In millions, except ratios or as noted)
(Unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,
	2026			2025			2026			2025
	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee	Average Client Assets	Revenue	Average Fee
Schwab money market funds	$692,896	$473	0.27%	$644,811	$442	0.27%	$694,727	$941	0.27%	$633,143	$860	0.27%
Schwab equity and bond funds, exchange-traded funds (ETFs), and collective trust funds (CTFs)	882,538	157	0.07%	661,793	122	0.07%	850,427	303	0.07%	660,191	244	0.07%
Mutual Fund OneSource ® and other no- transaction-fee funds (NTFs)	484,076	273	0.23%	350,487	218	0.25%	476,089	535	0.23%	355,092	440	0.25%
Other third-party mutual funds, ETFs, and alternatives (1)	677,708	117	0.07%	623,167	116	0.07%	671,797	232	0.07%	633,008	232	0.07%
Total mutual funds, ETFs, CTFs, and alternatives (1,2)	$2,737,218	$1,020	0.15%	$2,280,258	$898	0.16%	$2,693,040	$2,011	0.15%	$2,281,434	$1,776	0.16%
Managed investing solutions (2)
Fee-based	$763,716	$707	0.37%	$595,203	$589	0.40%	$745,799	$1,381	0.37%	$592,843	$1,158	0.39%
Non-fee-based	159,255	—	—	120,726	—	—	152,442	—	—	120,584	—	—
Total managed investing solutions	$922,971	$707	0.31%	$715,929	$589	0.33%	$898,241	$1,381	0.31%	$713,427	$1,158	0.33%
Other balance-based fees (1,3)	991,946	70	0.03%	826,894	61	0.03%	977,724	139	0.03%	824,621	125	0.03%
Other (4)		28			22			53			41
Total asset management and administration fees		$1,825			$1,570			$3,584			$3,100
(1) Beginning in the first quarter of 2026, alternative investments and related revenue were moved from other balance-based fees to other third-party mutual funds, ETFs, and alternatives. Prior period amounts and average fees have been reclassified and recalculated to reflect this change.
(2) Managed investing solutions includes managed portfolios, specialized strategies, and customized investment advice such as Schwab Wealth AdvisoryTM, Schwab Managed PortfoliosTM, Managed Account Select®, Schwab Advisor Network®, Windhaven Strategies®, ThomasPartners® Strategies, Wasmer Schroeder StrategiesTM, Schwab Index Advantage advised retirement plan balances, Schwab Intelligent Portfolios®, Institutional Intelligent Portfolios, Schwab Intelligent Portfolios Premium, Schwab Wealth Portfolios™, AdvisorDirect®, Essential Portfolios, Selective Portfolios, and Personalized Portfolios; as well as legacy non-fee managed investing solutions including Schwab Advisor Source and certain retirement plan balances. Average client assets for managed investing solutions may also include the asset balances contained in the mutual fund and/or ETF categories listed above. For the total end of period view, please see the Monthly Activity Report.
(3) Includes various asset-related fees, such as trust fees, 401(k) recordkeeping fees, and mutual fund clearing fees and other service fees.
(4) Includes miscellaneous service and transaction fees, including fees relating to mutual funds and ETFs that are not balance-based.

THE CHARLES SCHWAB CORPORATION
Growth in Client Assets and Accounts
(Unaudited)

	Q2-26 % Change		2026		2025
	vs.	vs.	Second	First	Fourth	Third	Second
(In billions, at quarter end, except as noted)	Q2-25	Q1-26	Quarter	Quarter	Quarter	Quarter	Quarter
Assets in client accounts
Schwab One®, certain cash equivalents, and bank deposits	21%	6%	$415.4	$390.5	$379.5	$357.1	$342.7
Bank deposit account balances	(14)%	(4)%	70.6	73.5	76.2	78.5	82.1
Proprietary mutual funds (Schwab Funds® and Laudus Funds®) and CTFs
Money market funds	6%	(1)%	690.5	700.8	693.8	666.4	653.5
Equity and bond funds and CTFs (1)	25%	14%	311.2	271.8	277.4	269.7	249.7
Total proprietary mutual funds and CTFs	11%	3%	1,001.7	972.6	971.2	936.1	903.2
Mutual Fund Marketplace® (2)
Mutual Fund OneSource® and other NTF funds	7%	10%	485.7	443.3	454.2	473.5	453.9
Mutual fund clearing services	12%	7%	334.3	311.1	327.7	320.2	298.3
Other third-party mutual funds	17%	8%	1,366.0	1,263.7	1,274.3	1,237.2	1,168.5
Total Mutual Fund Marketplace	14%	8%	2,186.0	2,018.1	2,056.2	2,030.9	1,920.7
Total mutual fund assets	13%	7%	3,187.7	2,990.7	3,027.4	2,967.0	2,823.9
Exchange-traded funds
Proprietary ETFs (1)	33%	14%	583.7	512.6	495.3	476.0	439.7
Other third-party ETFs	36%	15%	2,959.7	2,579.8	2,527.5	2,395.7	2,175.6
Total ETF assets	35%	15%	3,543.4	3,092.4	3,022.8	2,871.7	2,615.3
Equity and other securities	25%	14%	5,228.4	4,566.9	4,722.6	4,624.7	4,188.7
Fixed income securities	2%	3%	804.5	780.6	786.8	792.1	788.0
Margin loans outstanding	98%	30%	(165.1)	(126.7)	(112.3)	(97.2)	(83.4)
Total client assets	22%	11%	$13,084.9	$11,767.9	$11,903.0	$11,593.9	$10,757.3
Client assets by business
Investor Services (3)	21%	12%	$7,343.0	$6,566.4	$6,707.5	$6,577.2	$6,069.9
Advisor Services	22%	10%	5,741.9	5,201.5	5,195.5	5,016.7	4,687.4
Total client assets	22%	11%	$13,084.9	$11,767.9	$11,903.0	$11,593.9	$10,757.3
Net growth in assets in client accounts (for the quarter ended)
Net new assets by business
Investor Services (3)	23%	(29)%	$38.5	$54.1	$60.4	$52.7	$31.2
Advisor Services	89%	(7)%	80.2	85.8	97.8	81.7	42.4
Total net new assets	61%	(15)%	$118.7	$139.9	$158.2	$134.4	$73.6
Net market gains (losses)			1,198.3	(275.0)	150.9	702.2	754.0
Net growth (decline)			$1,317.0	$(135.1)	$309.1	$836.6	$827.6
New brokerage accounts (in thousands, for the quarter ended)	26%	7%	1,388	1,299	1,268	1,143	1,098
Client accounts (in thousands)
Active brokerage accounts	6%	2%	39,802	39,099	38,506	37,963	37,476
Banking accounts	12%	3%	2,352	2,281	2,214	2,150	2,096
Workplace Plan Participant Accounts (4)	5%	1%	5,888	5,844	5,740	5,619	5,586

(1) Includes balances held on and off the Schwab platform. As of June 30, 2026, off-platform equity and bond funds, CTFs, and ETFs were $53.8 billion, $5.0 billion, and $208.5 billion, respectively.
(2) Excludes all proprietary mutual funds and ETFs.
(3) Second quarter of 2026 includes net outflows of $1.1 billion from off-platform Schwab Bank Retail CDs. First quarter of 2026 includes net outflows of $0.1 billion from off-platform Schwab Bank Retail CDs. Fourth quarter of 2025 includes net outflows of $5.7 billion from off-platform Schwab Bank Retail CDs. Third quarter of 2025 includes net outflows of $3.1 billion from off-platform Schwab Bank Retail CDs. Second quarter of 2025 includes net outflows of $6.7 billion from off-platform Schwab Bank Retail CDs.
(4) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.

The Charles Schwab Corporation Monthly Activity Report For June 2026

	2025							2026						Change
	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Mo.	Yr.
Number of Trading Days	20.0	21.5	21.0	21.0	23.0	18.5	21.5	20.0	19.0	22.0	21.0	20.0	21.0
Market Indices (at month end)
Dow Jones Industrial Average®	44,095	44,131	45,545	46,398	47,563	47,716	48,063	48,892	48,978	46,342	49,652	51,032	52,319	3%	19%
Nasdaq Composite®	20,370	21,122	21,456	22,660	23,725	23,366	23,242	23,462	22,668	21,591	24,892	26,973	26,214	(3)%	29%
Standard & Poor’s® 500	6,205	6,339	6,460	6,688	6,840	6,849	6,846	6,939	6,879	6,529	7,209	7,580	7,499	(1)%	21%
Client Assets (in billions of dollars)
Beginning Client Assets	10,349.0	10,757.3	10,963.5	11,228.1	11,593.9	11,828.0	11,834.3	11,903.0	12,148.5	12,220.3	11,767.9	12,605.3	13,135.3
Net New Assets (1)	38.9	45.7	43.3	45.4	41.6	38.7	77.9	27.6	32.5	79.8	6.7	49.9	62.1	24%	60%
Net Market Gains (Losses)	369.4	160.5	221.3	320.4	192.5	(32.4)	(9.2)	217.9	39.3	(532.2)	830.7	480.1	(112.5)
Total Client Assets (at month end)	10,757.3	10,963.5	11,228.1	11,593.9	11,828.0	11,834.3	11,903.0	12,148.5	12,220.3	11,767.9	12,605.3	13,135.3	13,084.9	—	22%
Core Net New Assets (1,2)	42.6	46.9	44.4	46.2	44.4	40.4	79.1	27.8	32.5	79.7	7.2	49.9	62.7	26%	47%
Receiving Ongoing Advisory Services (at month end)
Investor Services	737.6	747.9	771.1	792.5	807.6	817.9	824.8	849.5	866.8	841.3	895.0	925.8	929.8	—	26%
Advisor Services	4,687.4	4,765.1	4,888.2	5,016.7	5,106.1	5,155.9	5,195.5	5,311.7	5,394.3	5,201.5	5,525.7	5,716.0	5,741.9	—	22%
Client Accounts (at month end, in thousands)
Active Brokerage Accounts	37,476	37,658	37,798	37,963	38,145	38,266	38,506	38,730	38,925	39,099	39,300	39,536	39,802	1%	6%
Banking Accounts	2,096	2,116	2,137	2,150	2,172	2,189	2,214	2,239	2,258	2,281	2,305	2,329	2,352	1%	12%
Workplace Plan Participant Accounts (3)	5,586	5,619	5,606	5,619	5,696	5,730	5,740	5,793	5,829	5,844	5,864	5,886	5,888	—	5%
Client Activity
New Brokerage Accounts (in thousands)	323	377	382	384	429	365	474	476	395	428	437	461	490	6%	52%
Client Daily Average Trades (DATs) (in thousands)	7,147	7,252	7,182	7,832	8,617	8,459	7,746	9,512	9,922	10,232	10,328	11,813	13,615	15%	90%
Derivative Trades as a Percentage of Total Trades	20.8%	21.3%	22.5%	22.3%	23.8%	21.7%	21.4%	20.1%	20.1%	20.4%	21.4%	19.8%	17.7%	(210) bp	(310) bp
Margin Balances at month end (in billions of dollars) (4)	83.4	88.3	92.4	97.2	105.6	110.1	112.3	116.3	120.6	126.7	136.0	154.6	165.1	7%	98%
Schwab Trading Activity IndexTM (STAX) (5)	40.7	41.8	43.7	46.1	48.1	48.8	48.5	50.0	57.3	56.0	50.1	55.1	59.1	7%	45%
Selected Balances (in billions of dollars)
Average Interest-Earning Assets (6)	416.5	416.7	414.4	419.8	428.3	429.1	436.0	441.7	434.2	436.8	444.6	442.0	448.4	1%	8%
Transactional Sweep Cash (4,7) (at month end)	412.1	407.5	406.7	425.6	428.8	427.5	453.7	433.3	436.1	461.5	467.6	472.4	485.7	3%	18%
Total Money Market Funds (at month end)	653.9	658.6	665.2	667.0	675.5	685.9	694.5	693.4	696.2	702.2	688.1	694.6	691.9	—	6%
Client Cash as a Percentage of Client Assets (8)	9.9%	9.7%	9.5%	9.4%	9.3%	9.4%	9.7%	9.3%	9.3%	9.9%	9.2%	8.9%	9.0%	10 bp	(90) bp
Net Buy (Sell) Activity (in billions of dollars) (9)
Mutual Funds	(5.4)	(3.4)	(2.2)	(4.8)	(6.3)	(7.3)	(3.6)	(0.9)	(2.4)	(8.5)	(5.7)	(7.4)	(10.4)
Exchange-Traded Funds (ETFs)	19.4	25.8	23.0	25.6	28.1	24.9	39.8	34.8	37.4	25.3	27.4	34.2	32.0
(1) Unless otherwise noted, differences between net new assets and core net new assets are net flows from off-platform Schwab Bank Retail CDs.
(2) Net new assets before significant one-time inflows or outflows, such as acquisitions/divestitures or extraordinary flows (generally greater than $25 billion) relating to a specific client, and activity from off-platform Schwab Bank Retail CDs. These flows may span multiple reporting periods.
(3) Includes Retirement Plan Services, Stock Plan Services, Designated Brokerage Services, and Retirement Business Services. Participants may be enrolled in services in more than one Workplace business.
(4) Balances include margin loans and short credits related to certain long/short strategies from which the Company earns a fixed net yield. For the month of June 2026, margin loans totaled $42.1 billion and short credits totaled $43.7 billion.
(5) For additional information regarding STAX, please visit: https://www.schwab.com/investment-research/stax/view-schwab-trading-activity-index.
(6) Represents average total interest-earning assets on the Company’s balance sheet. Beginning in December 2025, average balances of client margin loans and short credits related to certain client long/short strategies from which the Company earns a fixed net yield are excluded from average interest-earning assets. Prior period amounts have been adjusted accordingly.
(7) Transactional sweep cash includes bank sweep deposits, broker-dealer cash balances, other client cash held on the balance sheet (such as bank checking and savings deposits, short credits related to certain client long/short strategies, and broker-dealer non-interest-bearing credits), and bank deposit account balances; excludes proprietary and third-party CDs.
(8) Schwab One®, certain cash equivalents, bank deposits, third-party bank deposit accounts, and money market fund balances as a percentage of total client assets; client cash excludes brokered CDs issued by Charles Schwab Bank.
(9) Represents the principal value of client mutual fund and ETF transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to investment managers. Excludes money market fund transactions.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
In addition to disclosing financial results in accordance with generally accepted accounting principles in the U.S. (GAAP), Schwab’s second quarter earnings release contains references to the non-GAAP financial measures described below. We believe these non-GAAP financial measures provide useful supplemental information about the financial performance of the Company, and facilitate meaningful comparison of Schwab’s results in the current period to both historic and future results. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may not be comparable to non-GAAP financial measures presented by other companies.

Schwab’s use of non-GAAP measures is reflective of certain adjustments made to GAAP financial measures as described below.

Non-GAAP Adjustment or Measure	Definition	Usefulness to Investors and Uses by Management
Acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs	Schwab adjusts certain GAAP financial measures to exclude the impact of acquisition and integration-related costs incurred as a result of the Company’s acquisitions, amortization of acquired intangible assets, restructuring costs, and, where applicable, the income tax effect of these expenses.

Adjustments made to exclude amortization of acquired intangible assets are reflective of all acquired intangible assets, which were recorded as part of purchase accounting. These acquired intangible assets contribute to the Company’s revenue generation. Amortization of acquired intangible assets will continue in future periods over their remaining useful lives.	We exclude acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs for the purpose of calculating certain non-GAAP measures because we believe doing so provides additional transparency of Schwab’s ongoing operations, and is useful in both evaluating the operating performance of the business and facilitating comparison of results with prior and future periods.

Costs related to acquisition and integration or restructuring fluctuate based on the timing of acquisitions, integration and restructuring activities, thereby limiting comparability of results among periods, and are not representative of the costs of running the Company’s ongoing business. Amortization of acquired intangible assets is excluded because management does not believe it is indicative of the Company’s underlying operating performance.
Return on tangible common equity	Return on tangible common equity represents annualized adjusted net income available to common stockholders as a percentage of average tangible common equity. Tangible common equity represents common equity less goodwill, acquired intangible assets — net, and related deferred tax liabilities.	Acquisitions typically result in the recognition of significant amounts of goodwill and acquired intangible assets. We believe return on tangible common equity may be useful to investors as a supplemental measure to facilitate assessing capital efficiency and returns relative to the composition of Schwab’s balance sheet.
Adjusted Tier 1 Leverage Ratio	Adjusted Tier 1 Leverage Ratio represents the Tier 1 Leverage Ratio as prescribed by bank regulatory guidance for the consolidated company and for Charles Schwab Bank, SSB (CSB), adjusted to reflect the inclusion of accumulated other comprehensive income (AOCI) in the ratio.	Inclusion of the impacts of AOCI in the Company’s Tier 1 Leverage Ratio provides additional information regarding the Company’s current capital position. We believe Adjusted Tier 1 Leverage Ratio may be useful to investors as a supplemental measure of the Company’s capital levels.

The Company also uses adjusted diluted EPS and return on tangible common equity as components of performance criteria for employee bonus and certain executive management incentive compensation arrangements. The Compensation Committee of CSC’s Board of Directors maintains discretion in evaluating performance against these criteria. Additionally, the Company uses adjusted Tier 1 Leverage Ratio in managing capital, including its use of the measure as its long-term operating objective.

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)
The tables below present reconciliations of GAAP measures to non-GAAP measures:

	Three Months Ended June 30,				Six Months Ended June 30,
	2026		2025		2026		2025
	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income	Total Expenses Excluding Interest	Net Income
Total expenses excluding interest (GAAP), Net income (GAAP)	$3,403	$2,800	$3,048	$2,126	$6,697	$5,279	$6,192	$4,035
Amortization of acquired intangible assets	(142)	142	(128)	128	(274)	274	(258)	258
Acquisition and integration-related costs (1)	(28)	28	—	—	(39)	39	—	—
Income tax effects (2)	N/A	(40)	N/A	(32)	N/A	(74)	N/A	(63)
Adjusted total expenses (non-GAAP), Adjusted net income (non-GAAP)	$3,233	$2,930	$2,920	$2,222	$6,384	$5,518	$5,934	$4,230
(1) Acquisition and integration-related costs for the three months ended June 30, 2026 primarily consist of compensation and benefits. Acquisition and integration-related costs for the six months ended June 30, 2026 consist of $26 million of compensation and benefits and $13 million of professional services. There were no acquisition and integration-related costs for the three and six months ended June 30, 2025.
(2) The income tax effects of the non-GAAP adjustments are determined using an effective tax rate reflecting the exclusion of non-deductible acquisition costs and are used to present the acquisition and integration-related costs, amortization of acquired intangible assets, and restructuring costs on an after-tax basis.
N/A Not applicable.

	Three Months Ended June 30,				Six Months Ended June 30,
	2026		2025		2026		2025
	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues	Amount	% of Total Net Revenues
Income before taxes on income (GAAP), Pre-tax profit margin (GAAP)	$3,669	51.9%	$2,803	47.9%	$6,857	50.6%	$5,258	45.9%
Amortization of acquired intangible assets	142	2.0%	128	2.2%	274	2.0%	258	2.3%
Acquisition and integration-related costs	28	0.4%	—	—	39	0.3%	—	—
Adjusted income before taxes on income (non-GAAP), Adjusted pre-tax profit margin (non-GAAP)	$3,839	54.3%	$2,931	50.1%	$7,170	52.9%	$5,516	48.2%

	Three Months Ended June 30,				Six Months Ended June 30,
	2026		2025		2026		2025
	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS	Amount	Diluted EPS
Net income available to common stockholders (GAAP), Earnings per common share — diluted (GAAP)	$2,681	$1.54	$1,977	$1.08	$5,078	$2.91	$3,773	$2.07
Amortization of acquired intangible assets	142.08		128.07		274.16		258.14
Acquisition and integration-related costs	28.02		—	—	39.02		—	—
Income tax effects	(40)	(.02)	(32)	(.01)	(74)	(.04)	(63)	(.04)
Adjusted net income available to common stockholders (non-GAAP), Adjusted diluted EPS (non-GAAP)	$2,811	$1.62	$2,073	$1.14	$5,317	$3.05	$3,968	$2.17

THE CHARLES SCHWAB CORPORATION
Non-GAAP Financial Measures
(In millions, except ratios and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Return on average common stockholders’ equity — annualized (GAAP)	25%	19%	23%	18%
Average common stockholders’ equity	$43,203	$41,504	$43,298	$40,936
Less: Average goodwill	(12,294)	(11,951)	(12,121)	(11,951)
Less: Average acquired intangible assets — net	(7,348)	(7,551)	(7,258)	(7,615)
Plus: Average deferred tax liabilities related to goodwill and acquired intangible assets — net	1,742	1,710	1,714	1,716
Average tangible common equity	$25,303	$23,712	$25,633	$23,086
Adjusted net income available to common stockholders (1)	$2,811	$2,073	$5,317	$3,968
Return on tangible common equity — annualized (non-GAAP)	44%	35%	41%	34%
(1) See table above for the reconciliation of net income available to common stockholders to adjusted net income available to common stockholders (non-GAAP).

	(Preliminary)
	June 30, 2026
	CSC	CSB
Tier 1 Leverage Ratio (GAAP)	8.7%	10.7%
Tier 1 Capital	$42,751	$27,085
Plus: AOCI adjustment	(10,225)	(8,899)
Adjusted Tier 1 Capital	32,526	18,186
Average assets with regulatory adjustments	489,718	254,224
Plus: AOCI adjustment	(10,249)	(9,022)
Adjusted average assets with regulatory adjustments	$479,469	$245,202
Adjusted Tier 1 Leverage Ratio (non-GAAP)	6.8%	7.4%